SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): April 8, 2003 (April 8, 2003)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

            0-19671                                      65-0273162
           --------                                     ------------
     Commission File Number                           I.R.S. Employer
                                                     Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
        ----------------------------------------------------------------
                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

Item 5.  Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated April 8, 2003 related to a change in the Company's management.

Item 7.  Financial Statements and Exhibits.

        (a) Financial statements:

            Not applicable.

        (b) Pro forma financial information:

            Not applicable.

        (c) Exhibits:

            Exhibit 99          Press release dated April 8, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LaserSight Incorporated

Date:   April 8, 2003                  By: /s/ Michael R. Farris
                                          --------------------------
                                          Michael R. Farris
                                          Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99        Press release dated April 8, 2003.




                                       3